INCOME TAXES (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Net operating losses carried forward	$ 30,144	$ 35,611
Allowances, reserves and intangible assets	(71,686)	(30,271)
Capitalized software costs	0	(5,677)
Differences in measurement basis (cash basis for tax purposes)	(2,437)	(1,997)
Deferred Tax Assets, Gross	(43,979)	(2,334)
Valuation allowance	(9,867)	(12,370)
Total	$ (53,846)	$ (14,704)